UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 2, 2009

SELECT COMFORT CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

9800 59th Avenue North, Minneapolis, Minnesota 55442

(Address of principal executive offices)          (Zip Code)

(763) 551-7000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

New Securities Purchase Agreement

On October 2, 2009 Select Comfort Corporation (the “Company”) entered into a Securities Purchase Agreement (the “New Securities Purchase Agreement”) with Sterling SC Investor, LLC, a Delaware limited liability company (“Sterling”) and an affiliate of Sterling Capital Partners III, L.P. (“Sterling Partners”).  Pursuant to the terms of the New Securities Purchase Agreement, either Sterling or the Company may cause the Company to issue Sterling 2,500,000 shares of the Company’s common stock at a purchase price of $4.00 per share together with 2,000,000 warrants to purchase shares of the Company’s common stock.  The warrants have an exercise price of $0.01 per share of common stock and have a term of five years. The issuance of the shares of the Company’s common stock and the other actions contemplated by the Securities Purchase Agreement are collectively referred to herein as the “Transaction.”  Sterling’s right to close on the Transaction is effective upon signing and continues through June 30, 2010.  The Company’s right to close on the Transaction is effective upon securing an amendment to the Company’s current credit agreement with its lenders that is reasonably acceptable to Sterling and such right expires on March 31, 2010.  In connection with the signing of the New Securities Purchase Agreement, the Company paid $1,750,000 to Sterling to reimburse Sterling for its out-of-pocket expenses under the prior Securities Purchase Agreement between the parties dated May 22, 2009 (the “Old Securities Purchase Agreement”) and the New Securities Purchase Agreement.

In connection with the Transaction, Sterling has certain preemptive rights with respect to future issuances of capital stock by the Company through June 30, 2010 and only so long as Sterling continues to own not less than 5% of the Company’s outstanding common stock.  In addition, Sterling agreed to certain standstill provisions that, among other things, prohibit Sterling from acquiring more than twenty percent (20%) of the Company’s common stock for two years from the date of the New Securities Purchase Agreement.

The foregoing summary of the terms of the Securities Purchase Agreement is subject to, and qualified in its entirety by, the New Securities Purchase Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Guarantee

Sterling Partners has executed a guarantee in favor of the Company pursuant to which it has unconditionally and irrevocably guaranteed to the Company the performance of all obligations of Sterling under the Securities Purchase Agreement.

The foregoing summary of the guarantee is qualified in its entirety by reference to the complete terms of the guarantee, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Settlement, Mutual Termination and General Release Agreement

In connection with the signing of the New Securities Purchase Agreement, the Company and Sterling have mutually agreed to terminate the Old Securities Purchase Agreement and to enter into a Settlement, Mutual Termination and General Release Agreement (the “Mutual Release”).  Under the Mutual Release, Sterling agreed to dismiss, with prejudice, the action it filed in the Court of Chancery of the State of Delaware on September 1, 2009 (the “Litigation”) and each party has released the other with respect to all pending and future claims that may arise out of the special meeting of shareholders held on August 27, 2009 (“Special Meeting”) or under the Old Securities Purchase Agreement.

Since the Special Meeting, at which the Old Securities Purchase Agreement was not approved by the Company’s shareholders, the Company and Sterling have been involved in negotiations regarding the termination of the Old Securities Purchase Agreement and settlement of the Litigation and related claims.

Both parties believed that it was in their best interests to terminate the Old Securities Purchase Agreement and promptly resolve the Litigation and related claims by entering into the Mutual Release and the New Securities Purchase Agreement.

The foregoing summary of the terms of the Mutual Release is subject to, and qualified in its entirety by, the Mutual Release, which is attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated herein by reference.

Registration Rights Agreement

The Company also entered into a Registration Rights Agreement with Sterling pursuant to which the Company will be required to file with the Securities and Exchange Commission a registration statement for the resale of the shares of common stock being sold in the Transaction upon the later of October 31, 2009 or the fifth business day following the closing of the Transaction.  The Registration Rights Agreement will terminate automatically if there is no closing under the New Securities Purchase Agreement.  The Company and Sterling have each granted the other customary indemnification rights with respect to certain matters relating to the registration statement.

The aforementioned description of the Registration Rights Agreement is qualified in its entirety by reference to the complete terms of the Registration Rights Agreement, a copy of which is included as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Backstop of Possible Rights Offering

Sterling also agreed that if the Company, in it sole discretion, decides to undertake a registered offering of rights to subscribe for shares of the Company’s common stock, the Company and Sterling will use commercially reasonable efforts to enter into a backstop agreement with respect to such offering.  The registered rights offering, if undertaken, must be completed within six months of the date hereof for Sterling to be obligated under the backstop agreement and Sterling’s total investment in any rights offering will in no event exceed $5,000,000 without Sterling’s consent.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

The information required by this Item 3.02 is set forth in Item 1.01, which is incorporated herein by reference.

The shares to be issued pursuant to the New Securities Purchase Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  The securities will be issued to accredited investors in reliance upon exemptions from registration under Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder.  As a result, the securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws.  Sterling has represented to the Company that it is an “accredited investor” as defined in Regulation D and that the shares of the Company’s common stock are being acquired for investment.  The Company has not engaged in a general solicitation or advertising with regard to the Transaction and has not offered securities to the public in connection with the Transaction.

ITEM 7.01.  REGULATION FD DISCLOSURE

Press Release

On October 5, 2009 the Company issued a news release announcing that it has terminated the Old Securities Purchase Agreement and entered into the New Securities Purchase Agreement described in

Item 1.01 of this Report.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Report, including the exhibits attached hereto which are incorporated herein by reference, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01.  OTHER EVENTS.

On October 5, 2009, Mr. Hopf filed a voluntary dismissal, without prejudice, of the litigation in Hennepin County District Court that he had commenced against the Company on September 3, 2009.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1                   Securities Purchase Agreement by and between Select Comfort Corporation and Sterling SC Investor, LLC.

10.2                   Guarantee by Sterling Capital Partners III, LP in favor of Select Comfort Corporation.

10.3                   Settlement, Mutual Termination and General Release Agreement by and between Select Comfort Corporation and Sterling SC Investor, LLC.

10.4                   Registration Rights Agreement by and between Select Comfort Corporation and Sterling SC Investor, LLC.

99.1                   Press Release, dated October 5, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: October 5, 2009	By:
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement by and between Select Comfort Corporation and Sterling SC Investor, LLC. *

10.2	Guarantee by Sterling Capital Partners III, LP in favor of Select Comfort Corporation.

10.3	Settlement, Mutual Termination and General Release Agreement by and between Select Comfort Corporation and Sterling SC Investor, LLC.

10.4	Registration Rights Agreement by and between Select Comfort Corporation and Sterling SC Investor, LLC.

99.1	Press Release, dated October 5, 2009.

* Certain exhibits and schedules to the Securities Purchase Agreement have been omitted. Select Comfort will furnish omitted exhibits and schedules to the Securities and Exchange Commission upon request by the Commission.